EXHIBIT 32.1.

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Anthony Brandon Escobar, Chief Executive Officer of Trafalgar Resources, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period September 30, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                By: /s/ Anthony Brandon Escobar
                                -------------------------------
                                         Anthony Brandon Escobar
                                 Chief Executive Officer

January 11, 2006

 * A signed original of this written statement required by Section 906 has been provided to Trafalgar Resources, Inc. and will be retained by Trafalgar Resources, Inc. and furnished to the Securities Exchange Commission or its staff upon request.

                                                                   Exhibit 32.2


                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Anthony Coletti, Chief Accounting Officer of Trafalgar Resources, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period September 30, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                           By: /s/ Anthony Coletti
                            -----------------------------------
                           Anthony Coletti
                           Chief Accounting Officer

January 11, 2006

 * A signed original of this written statement required by Section 906 has been provided to Trafalgar Resources, Inc. and will be retained by Trafalgar Resources, Inc. and furnished to the Securities Exchange Commission or its staff upon request.